Exhibit 10.11

TSG HOLDINGS CORP.

2003 STOCK-BASED INCENTIVE COMPENSATION PLAN

Date Adopted:  October 16, 2003

TSG HOLDINGS CORP.

2003 STOCK-BASED INCENTIVE COMPENSATION PLAN

1.                                       Purpose of the Plan

The purpose of the Plan is to assist the Company (as defined below) in rewarding, attracting and retaining valued employees, directors and independent contractors of the Company and its eligible subsidiaries by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such employees, directors and independent contractors.

2.                                       Definitions

2.1.          “Award” means an award of Options under the Plan.

2.2.          “Board” means the Board of Directors of the Company.

2.3.          “BRS” means Bruckmann, Rosser, Sherrill & Co II, L.P., a Delaware limited partnership.

2.4.          “Code” means the Internal Revenue Code of 1986, as amended.

2.5.          “Committee” means the Compensation Committee of the Board as constituted by the Board, or if no such Committee exists, the Board.  After the Company’s Common Stock becomes Publicly Traded, the Committee shall have at least two members; each such member shall be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; and, to the extent necessary to cause Awards under the Plan to qualify as “qualified performance-based compensation” within the meaning of Treas. Reg. §1.162-27(e), each of such members shall be an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder.

2.6.          “Common Stock” means the Common Stock of the Company, par value $.001 per share, or such other class or kind of shares or other securities resulting from the application of Section 7.

2.7.          “Company” means TSG Holdings Corp., a Delaware corporation, or any successor corporation.

2.8.          “Director” means a member of the Board.

2.9.          “Disability” shall, with respect to any Holder who is an Employee or a Director, shall mean the inability of such Holder to perform a major part of the duties to be performed by him or her as an Employee or Director immediately prior to inception of the disability, because of illness, accident or injury, for a period of 26 consecutive weeks or for a cumulative period of 30 weeks in any 12 month period.

2.10.        “Employee” means an officer or other employee of the Company or a Subsidiary, including a director who is such an employee.

2.11.        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12.        “Fair Market Value” means, on any given date,

(a)           if on such date the Company’s Common Stock is not Publicly Traded, the fair market value per share of Common Stock, as of such date, as determined by the Committee or the Board in good faith; provided, however, that in determining the Option Price for an Incentive Stock Option, the Fair Market Value per share of Common Stock shall be determined in accordance with Section 422 of the Code and the regulations thereunder.

(b)           if on such date the Company’s Common Stock is Publicly Traded, the last sales price regular way on such date, or, in the case no such sale takes place on such day, the average of the closing bid and asked prices on such date, in either case on the New York Stock Exchange or, if the shares of Common Stock are not then listed or admitted to trading on such exchange, on the principal national or international securities exchange on which shares of Common Stock are then listed or admitted to trading, or, if shares of Common Stock are not listed or admitted to trading on any national or international securities exchange but are designated as national market system securities by the National Association of Securities Dealers, Inc. (the “NASD”), the last sale price on such date, or, in case no such sale takes place on such day, the average of the closing bid and asked prices on such date, in either case as reported on the NASD Automated Quotation National Market System, or, if the shares of Common Stock are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices on such date as furnished by the NASD or similar organization if the NASD is no longer reporting such information.

2.13.        “Holder” means an Employee, Director or Independent Contractor to whom an Award is made.

2.14.        “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and expressly designated as an Incentive Stock Option in the applicable Option Agreement.

2.15.        “Independent Contractor” means an individual other than an Employee or Director who performs services for the Company or a Subsidiary.

2.16.        “Initial Public Offering” means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (other than a Special Registration Statement), in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $50,000,000.

2.17.        “Jefferies Funds” means, collectively, ING Furman Selz Investors III L.P., a Delaware limited partnership, ING Barings Global Leveraged Equity Plan Ltd., a Bermuda corporation, and ING Barings U.S. Leveraged Equity Plan LLC, a Delaware limited liability company.

2.18.        “Non-Qualified Stock Option” means an Option not designated as an Incentive Stock Option in the applicable Option Agreement.

2.19.        “Option” means any stock option granted from time to time under Section 6 of the Plan.

2.20.        “Option Agreement” has the meaning set forth in Section 6.1 of the Plan.

2.21.        “Option Price” means the per share price at which a share of Common Stock may be purchased upon exercise of an Option in accordance with Section 6.2 of the Plan, as it may be adjusted pursuant to Section 7 of the Plan.

2.22.        “Option Share” means any share of Common Stock purchased upon the exercise of an Option.

2.23.        “Plan” means the TSG Holdings Corp. 2003 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

2.24.        “Publicly Traded,” with respect to the Company’s Common Stock, means such shares of Common Stock are registered under Section 12 of the Exchange Act.

2.25.        “Retirement” means retirement from the active employment of the Company or a Subsidiary pursuant to the normal retirement policies of the Company or such Subsidiary.

2.26.        “Special Registration Statement” means (a) a registration statement on Form S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s employees or security holders or to security holders of a corporation or other entity being acquired by, or merged with, the Company or (b) a registration statement registering a Unit Offering.

2.27.        “Subsidiary” means a corporation, partnership, limited liability or other business entity with respect to which the Company (or another Subsidiary) owns 50% or more of the total combined voting power of all classes of stock (or other voting interests).

2.28.        “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

2.29.        “Unit Offering” shall mean a public offering of a combination of debt and equity securities of the Company in which (a) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities and (b) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

3.                                       Eligibility

Any Employee, Director or Independent Contractor is eligible to receive an Award; provided, however, only an Employee is eligible to receive an Incentive Stock Option.

4.                                       Administration and Implementation of Plan

4.1.          The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees, Directors and Independent Contractors to whom Awards will be granted, to make such grants, and to determine the type and amount of Awards to be granted to each such Employee, Director or Independent Contractor, the time of such Awards, the terms and conditions of such Awards and the terms of the Option Agreements which will be entered into with Holders (which shall not be inconsistent with the terms of this Plan).  The Committee shall have full and final authority in its sole discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application and to make all other determinations necessary or advisable for the administration of the Plan.

4.2.          The Committee’s powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash; to what extent and under what circumstances an Award is made; to what extent and under what circumstances any Option will become exercisable; and to determine the effect, if any, of a change in control of the Company upon outstanding Awards (subject to any applicable provisions of Section 6.9 and Section 7 hereof); and to grant Awards (other than Incentive Stock Options) that are transferable by the Holder.

4.3.          The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable.  Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee shall be final and binding on Holders.

5.                                       Shares of Stock Subject to the Plan

5.1.          Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Awards under the Plan shall be 55,500 shares.  After the Company’s Common Stock becomes Publicly Traded, no individual may receive Awards with respect to more than 10,000 shares of Common Stock in any year under the Plan.

5.2.          Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan.  Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.  If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan; provided, however, that after the Company’s Common Stock becomes Publicly Traded, an Award that terminates shall be counted against the individual limit specified in Section 5.1.

6.                                       Options

Options give an Employee, a Director or an Independent Contractor the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a specified price.  The grant of Options shall be subject to the following terms and conditions:

6.1.          Option Grants:  Options shall be granted to an Employee, Director or Independent Contractor at the time and in the amount determined by the Committee.  The Committee shall have full authority in its sole discretion to grant Options for whole or fractional shares of Common Stock.  Options shall be evidenced by written Option Agreements (“Option Agreements”).  Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

6.2.          Option Price:  The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee.  In the case of any Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

6.3.          Term of Options:  The Option Agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto.  The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(a)           Vesting.  At the discretion of the Committee, Options granted under the Plan may be subject to a vesting schedule set forth in the Option Agreement,

under which such Options cannot be exercised until they are vested or, alternatively, under which the Option can be exercised to acquire Common Stock that is subject to forfeiture (on such terms as are determined by the Committee) until the Option vests.  The restrictions or conditions with respect to the time and method of vesting of Options and which Awards shall be subject to vesting shall be as prescribed by the Committee.

(b)           Pre-Vesting Exercises.  If a Holder is allowed to exercise an Option before it has vested in accordance with the terms of the Option Agreement, unless otherwise provided in the applicable Option Agreement or otherwise determined by the Committee, any certificates representing the Option Shares so acquired will be held in the Company’s physical possession, along with a stock power endorsed in blank and delivered to the Committee by the Holder at the time the Option is exercised.

6.4.          Restrictions on Transferability:  Except as expressly provided otherwise in an Option Agreement for any Option granted under this Plan, no Holder shall sell, assign, transfer, give, donate, pledge, hypothecate or dispose of all or any part of an Option or Option Shares, or any right or interest therein (including any voting interest or proxy); provided, however, that, except as provided in the following sentence, (a) a Holder may sell Options or Option Shares pursuant to an Approved Sale in accordance with Section 6.9, if applicable, (b) a Holder may sell Option Shares to the Company or its designee on terms set forth in the Option Agreement, if applicable, (c) upon the death of the Holder, a Holder may transfer Options or Option Shares by will or laws of descent and distribution, and (d) a Holder may sell or otherwise transfer Options or Option Shares in any other manner expressly provided for in the Holder’s Option Agreement (and subject to the terms thereof) or as determined by the Committee.  Notwithstanding the foregoing, no Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder.  Except as otherwise provided in an Option Agreement, the restrictions on transfer of Option Shares set forth in the first sentence of this Section 6.4 will lapse upon an Initial Public Offering (it being understood that such restrictions shall remain in effect for Options).  Any transferee of an Option or Option Shares shall, in all cases, be subject to the provisions of the Option Agreement between the Company and the Holder, as well as the provisions of this Plan.  Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 6.  In the event the Option or any Option Shares become subject to any involuntary sale or transfer process or proceedings, the Holder shall give prompt written notice thereof to the Company.

6.5.          Payment of Option Price and Taxes:

(a)           The Option Price shall be paid in full within three days of the date of exercise, in cash or by certified or bank cashier’s check payable to the Company, or, subject to the approval of the Committee and where provided in the applicable Option Agreement: (i) by surrendering shares of the Company’s Common Stock that have been owned by Holder for at least six months and that have an aggregate Fair Market Value equal to the aggregate Option Price, (ii) with the written approval of the Committee (evidenced in the Option Agreement or otherwise), in cash received from a broker-dealer whom the Holder has authorized to sell all or a portion of the Common Stock covered by the Option, (iii) payment of such other lawful consideration as the Committee may determine, or (iv) any combination of the foregoing.

(b)           Any taxes required to be withheld by the Company upon exercise of an Option shall be paid in full in cash or by certified or bank cashier’s check payable to the Company, or, subject to the approval of the Committee (and subject to such rules as the Committee may adopt, including as to the amount to be withheld) and where provided in the applicable Option Agreement, by having the Company retain the number of Option Shares whose aggregate Fair Market Value equals the minimum amount to be withheld in satisfaction of the applicable withholding taxes.

6.6.          Termination by Reason of Death:  Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, if a Holder’s employment by the Company or a Subsidiary (or service to the Company or any Subsidiary in the case of a Director) terminates by reason of the death of the Holder, any unexercised Option granted to such Holder may thereafter be exercised by, where appropriate, the Holder’s transferee or legal representative, to the extent it was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant, for a period of six months from the date of death, or until the expiration of the stated term of the Option, whichever of the foregoing periods is shorter.  Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, all unexercised Options that are unexercisable at the time of the termination of the Holder’s employment (or service to the Company or any Subsidiary in the case of a Director) shall immediately terminate on the date of the termination of the Holder’s employment or service.  This Section 6.6 shall not apply to any Option held by an Independent Contractor, it being understood that for any Independent Contractor whose service to the Company terminates by reason of the death of the Holder, the exercisability of any Option held by the Holder after the time of death shall be as set forth in the Option Agreement or as determined by the Committee.

6.7.          Termination by Reason of Retirement or Disability:  Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, if a Holder’s employment by the Company or a Subsidiary (or service to the Company or any Subsidiary in the case of a Director) terminates by reason of Disability or Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of the termination of the Holder’s employment (or service to the Company or any Subsidiary in the case of a Director) or on such accelerated basis as the Committee may determine at or after grant, for a period of six months from the date of such termination of employment (or service to the Company or any Subsidiary in the case of a Director) or until the expiration of the stated term of the Option, whichever period is shorter.  Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, all unexercised Options that are unexercisable at the time of the termination of the Holder’s employment (or service to the Company or any Subsidiary in the case of a Director) shall immediately terminate on the date of the termination of the

Holder’s employment or service.  This Section 6.7 shall not apply to any Option held by an Independent Contractor, it being understood that for any Independent Contractor whose service to the Company terminates by reason of the disability of the Holder, the exercisability of any Option held by the Holder after the time of disability shall be as set forth in the Option Agreement or as determined by the Committee.

6.8.          Other Termination; Unexercisable Options:  Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, if a Holder’s employment by the Company or a Subsidiary (or service to the Company or any Subsidiary in the case of a Director) terminates for any reason other than death, Disability or Retirement (including if a Holder is terminated with or without cause), all unexercised Options, to the extent they were exercisable at the time of the termination of the Holder’s employment (or service to the Company or any Subsidiary in the case of a Director), shall immediately terminate on the date of the termination of the Holder’s employment or service.  Unless provided otherwise in the applicable Option Agreement or determined otherwise by the Committee, all unexercised Options that are unexercisable at the time of the termination of the Holder’s employment (or service to the Company or any Subsidiary in the case of a Director) shall immediately terminate on the date of the termination of the Holder’s employment or service.  This Section 6.8 shall not apply to any Option held by an Independent Contractor, it being understood that for any Independent Contractor whose service to the Company terminates for any reason other than death or disability the exercisability of any Option held by the Holder after the time of the termination shall be as set forth in the Option Agreement or as determined by the Committee.

6.9.          Approved Sale of the Company:  Except as expressly provided otherwise in an Option Agreement for any Option granted under this Plan, the following provisions dealing with the applicable Holder’s obligations with respect to both Options and Option Shares shall apply when there is an Approved Sale, as defined below:

(a)           So long as the Company’s Common Stock has not become Publicly Traded, if the Required Holders (as defined hereinafter) approve the sale of the Company, whether by merger, consolidation, sale of outstanding capital stock, sale of all or substantially all of its assets or otherwise (any of the foregoing, an “Approved Sale”), (i) each Holder will consent to, vote for and raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, (ii) if the Approved Sale is structured as a sale of stock, each Holder will agree to sell and will be permitted to sell all of such Holder’s Common Stock, including Option Shares, on the terms and conditions approved by the Required Holders, and (iii) if the Approved Sale includes the sale, exchange, redemption, cancellation or other disposition of securities convertible into or exchangeable for capital stock of the Company, or options, warrants or other rights to purchase such capital stock or securities, including Options, each Holder will sell, exchange, redeem, agree to cancel or otherwise dispose of such securities or options, warrants or other rights on the terms and conditions approved by the Required Holders.  Each Holder will take all necessary and desirable actions in connection with the consummation of an Approved Sale.  As used herein, the term “Required Holders” means, as of any date, the holders of the majority of the shares of Common Stock then owned by BRS and the holders of the majority of the shares of Common Stock then held by the Jefferies Funds.

(b)           The obligations of each Holder with respect to an Approved Sale are subject to the satisfaction of the conditions that: (i) with respect to any Option Shares (but not Options), upon the consummation of the Approved Sale, all of the holders of Common Stock (including Option Shares) will receive the same form and amount of consideration per share of Common Stock, or if any holder of Common Stock is given an option as to the form and amount of consideration to be received in respect of Common Stock, all holders of Common Stock (including Option Shares) will be given the same option, and (ii) in the case of a holder of any securities referred to in clause (iii) of paragraph (a) above, subject to Section 7.2 hereof, either (A) (I) in the event such securities are vested, the holder shall receive in such Approved Sale, unless otherwise provided in the terms of any agreement or instrument governing or evidencing such security, either (x) the same securities or other property that such holder would have received if such holder had converted, exchanged or exercised such security immediately prior to such Approved Sale (after taking into account the conversion, exchange or exercise price applying to such security and any applicable tax obligations of the holder in connection with such conversion, exchange or exercise) or (y) a security convertible or exchangeable for, or option, warrant or right to purchase, capital stock or other securities of a successor entity having substantially equivalent value as such securities, or (II) in the case where such securities are not vested, unless otherwise provided in the terms of any agreement or instrument governing or evidencing such security, such securities shall be cancelled, or (B) such securities shall remain outstanding following such Approved Sale.

(c)           Each Holder acknowledges that his or her pro rata share (based upon the number of shares of Common Stock owned (or acquirable pursuant to options, warrants or other rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock) by such Holder) of the aggregate proceeds of an Approved Sale may be reduced by transaction expenses related to such Approved Sale.

6.10.        Repurchase Rights of Company; Other Agreement Provisions:  The Committee shall have the authority to include provisions in any Option Agreement or other agreement with a Holder permitting the Company or any stockholder of the Company or any designee of the foregoing to repurchase Option Shares from any person holding such shares upon or as a result of the termination of the Holder’s employment with or service to the Company or a Subsidiary, or otherwise, in each case on such terms as the Committee shall deem appropriate.  The Committee shall also have the authority to include provisions in any Option Agreement or other agreement with a Holder which require the Holder to maintain the confidentiality (and restrict use) of the Company’s and its Subsidiaries’ proprietary information, to confirm the Company’s or a Subsidiary’s ownership of (and to assign to the Company or a Subsidiary) any inventions, discoveries and work product made during the term of the Holder’s employment with or service to the Company or a Subsidiary and to restrict the Holder from competing with the Company or a Subsidiary during and following termination of the Holder’s employment by or service to the Company or a Subsidiary.  The foregoing provisions of this Section 6.10 are not intended to limit or restrict any other terms or provisions the Committee desires to include in any Option Agreement.

7.                                       Adjustments upon Changes in Capitalization

7.1.          Subject to Section 6.9, if applicable, in the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Committee shall make appropriate adjustment in the number and kind of shares available for Awards under the Plan, the limit on awards to an individual under Section 5.1 and any adjustments to an outstanding Award, including the number of shares subject to and the Option Price for the Award, as it in good faith determines to be appropriate.

7.2.          In the event of: (a) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; (c) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (d) the acquisition by any person, entity or group within the meaning of Section 13 (d) or 14 (d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law, the Committee may in its discretion (but shall not be obligated to) accelerate the time during which Options outstanding under the Plan may be exercised prior to such event and/or declare the Options terminated if not exercised at or prior to such event.  Except as expressly provided otherwise in an Option Agreement for any Option granted under this Plan, if exercisability of such Option is not accelerated as provided for above, then, to the extent permitted by applicable law: (i) the surviving corporation or successor entity to the Company in such transaction shall substitute options or other securities having substantially equivalent value for those outstanding under the Plan, (ii) such Options shall remain outstanding after such event or (iii) (A) in the event such Options are vested, subject to the terms of any applicable Option Agreement or other agreement or instrument governing or evidencing such Options, the Holder will receive the same securities or property that such Holder would have received if such Holder had exercised such Option immediately prior to such transaction (after taking into account the exercise price applying to such Option and any applicable tax obligations of the Holder in connection with such exercise) or (B) in the case where such Options are not vested, subject to the terms of any agreement or instrument governing or evidencing such Options, such Options shall be cancelled.

8.                                       Effective Date, Termination and Amendment

The Plan became effective on October 16, 2003, subject, in the case of any Awards of Incentive Stock Options, to the Company’s stockholders approving the Plan within 12 months of the Board’s adoption of the Plan in accordance with Section 422 of the Code.  The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board.  The Board shall have the power to amend, suspend or terminate the Plan at any time, subject to applicable law and regulation.

Termination of the Plan pursuant to this Section 8 shall not affect Awards outstanding under the Plan at the time of termination.

9.                                       General Provisions

9.1.          Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee, Director or Independent Contractor any right with respect to continuance of employment by or service to the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of any Employee, Director or Independent Contractor at any time.

9.2.          Except as otherwise expressly provided in an Option Agreement, Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan.  Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes.  The Committee shall have the authority to cause the Company to make whole a Holder for all or any portion of the federal, state, local or foreign taxes required to be paid in connection with the exercise of an Option; provided, however, that any such reimbursement obligation shall be expressly stated in the Option Agreement.

9.3.          To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws of the State of Delaware (or such other state law as may correspond to the Company’s state of incorporation) and construed accordingly.

9.4.          Only whole shares of Common Stock shall be issuable upon exercise of the Options.  An Option may be exercised only for a whole number of Option Shares unless the Option is exercised in its entirety and such entirety includes a fractional Option Share.  Any right to a fractional Option Share shall be satisfied in cash.  Promptly following receipt of payment of the Option Price and any withholding taxes payable to the Company pursuant to Section 6.5(b), the Company shall, subject to the terms hereof, deliver a certificate for the number of whole Option Shares and a check for the Fair Market Value on the date of exercise of the fractional Option Share to which the Holder exercising the Option is entitled.  The Option Shares shall be subject to restrictions on transfer pursuant to applicable securities laws and shall bear a legend subjecting the Option Shares to those restrictions on transfer in accordance with the Option Agreements.  The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under the applicable Option Agreement or any other applicable law, regulation or agreement.

9.5.          The Company shall not be obligated to deliver any certificates for Option Shares until such Option Shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding shares of such class at the time are listed or until there has been compliance with such laws or regulations as the Company may deem applicable.  The Company shall use its reasonable efforts to effect such compliance and, if necessary, such listing.

9.6.          The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (a) the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an Award with respect to the disposition of the Option Shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of the Option Shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.7.          The Holder shall have no rights as a stockholder with respect to all or any part of an Award unless and until such Holder has exercised such Award in accordance with the terms hereof and any applicable Option Agreement (and in the case of a partial exercise, only to the extent of such exercise).

9.8.          The Committee may amend any outstanding Awards to the extent it deems appropriate.  Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder’s consent will be required to effect any such amendment.

9.9.          This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan.

9.10.        For purposes of this Plan, a transfer of employment or service between the Company and its Subsidiaries shall not be deemed a termination of employment or service.  However, individuals employed by or providing services to an entity that ceases to be a Subsidiary shall be deemed to have incurred a termination of employment or service as of the date that such entity ceases to be a Subsidiary.

9.11.        Without amending the Plan, Awards may be granted to individuals who are foreign nationals or employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

9.12.        A citation to any law, regulation or rule herein shall be construed to be a citation to the most recent version of, or successor to, any such law, regulation or rule.